SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) May 17, 2001


                         CCBT FINANCIAL COMPANIES, INC.
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             (Exact name of Registrant as specified in its charter)


        Massachusetts                  000-25381                  04-3437708
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(State of other jurisdiction       (Commission File No.)      (I.R.S. Employer
 of Incorporation)                                           Identification No.)

     495 Station Avenue, South Yarmouth, Massachusetts              02664
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          (Address of principal executive office)                 (Zip Code)


            (Registrant's telephone #, incl. area code) 508-394-1300




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          (Former name or former address, if changed since last report)



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CCBT Financial Companies, Inc. - Form 8-K                             5/18/2001
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Item 4. -  Changes in Registrant's Certifying Accountant:

               On May 17, 2001, the accounting firm Grant Thornton LLP was dismissed by the Company's Audit Committee and the accounting firm Wolf & Company, P.C. was hired to replace them. The financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion nor were the opinions qualified as to uncertainty, audit scope or accounting principles. During the past two years and the subsequent interim period preceding the dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure.

               The Registrant, CCBT Financial Companies, Inc. has requested that Grant Thornton LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statement. A copy of the Grant Thornton, LLP letter to the SEC will be filed as Exhibit 16 to the Form-8KA within ten (10) business days of this filing.




                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.


                       CCBT FINANCIAL COMPANIES, INC.
                           Name of Registrant



Date:  May 22, 2001    /s/  NOAL D. REID, Chief Financial Officer & Treasurer
       ------------    ------------------------------------------------------
                       Noal D. Reid, Chief Financial Officer & Treasurer



Date:  May 22, 2001    /s/  EILEEN MOSHER, Vice President & Controller
       ------------    -------------------------------------------------
                       Eileen Mosher, Vice President and Controller


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